UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 19, 2006
SUN NEW MEDIA, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-26347 (Commission File No.)	410985135 (I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

     This Amendment No. 1 to this Current Report on Form 8-K is being filed for the sole purpose of correcting certain dates under Item 4.01.
Item 4.01 Changes in Registrant’s Certifying Accountant.
     Sun New Media, Inc. (the “Company”) has received notice from Moores Rowland Mazars (“MRM”), the Company’s independent certified public accounting firm, of its resignation, which was effective as of April 21, 2006. On April 21, 2006, the Company engaged Grant Thornton, Beijing as its new independent accountant.
     MRM’s report on the Company’s financial statements as of and for the fiscal year ended September 30, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the fiscal year ended September 30, 2005 and through April 21, 2006, there were no disagreements with MRM, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MRM’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with MRM’s report.
     None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-B occurred within the fiscal year ended September 30, 2005 and through April 21, 2006.
     The Company provided MRM with a copy of the foregoing disclosures.
     Grant Thornton will audit the Company’s fiscal year ended March 31, 2006. The change of auditors is effective April 21, 2006. The Company’s decision to hire Grant Thornton was approved by its board of directors. Prior to engaging Grant Thornton as the Company’s independent accountant, neither the Company nor anyone on its behalf consulted Grant Thornton with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with MRM on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of MRM, would have caused MRM to make reference to the matter in its report or would be a “reportable event” as described in Item 304(a)(1)(iv) of Regulation S-B.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

16.1*	Letter of Moores Rowland Mazars to the Securities and Exchange Commission dated April 24, 2006.
     * Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 9, 2006

SUN NEW MEDIA INC.
By:	/s/ Frank Zhao
Frank Zhao, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1*	Letter of Moores Rowland Mazars to the Securities and Exchange Commission dated April 24, 2006.
     * Previously filed.